Exhibit 10.40
AMENDMENT NO. 1 TO LOCK-UP AGREEMENT
     THIS AMENDMENT NO. 1., dated as of October 5, 2010 (this “Amendment”), is to that certain Lock-up Agreement, dated as of June 1, 2010, executed by Culligan International Company and Culligan Store Solutions, LLC in favor of Thomas Weisel Partners LLC and Wells Fargo Securities, LLC, as Representatives of the several Underwriters (the “Culligan Lock-Up Agreement”). Whereas Wells Fargo Securities, LLC is no longer serving as an underwriter in connection with the public offering of common stock pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission by Primo Water Corporation, as amended, all references to Wells Fargo Securities, LLC contained in such Culligan Lock-Up Agreement shall be considered deleted and all references to the “Representatives” shall be construed to reference Thomas Weisel Partners LLC in its capacity as the sole Representative of the Underwriters. Unless otherwise defined herein, terms defined in the Lock-Up Agreement and used herein shall have the meanings given to them in the Lock-Up Agreement.
     Except as expressly set forth herein, this Amendment shall not alter, modify or amend any of the terms, conditions, obligations or agreements contained in the Culligan Lock-Up Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. From and after the date of this Amendment, any reference to the Culligan Lock-Up Agreement shall mean the Culligan Lock-Up Agreement as modified hereby, provided that the effective date of the Culligan Lock-Up Agreement shall remain as of June 1, 2010.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

Culligan International Company Exact Name of Shareholder

/s/ Susan E. Bennett Authorized Signature

Senior Vice President, General Counsel & Secretary Title

Culligan Store Solutions, LLC Exact Name of Shareholder

/s/ Susan E. Bennett Authorized Signature

Senior Vice President, General Counsel & Secretary Title

Acknowledged:

Thomas Weisel Partners LLC

By:	/s/ Shaugn Stanley

Name:	Shaugn Stanley

Title:	Senior Managing Director

Wells Fargo Securities, LLC

By:	/s/ Lear Beyer

Name:	Lear Beyer

Title:	Managing Director

[Signature Page to Amendment No. 1 to Lock-Up Agreement]